EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in the Registration Statement of Northwest Teleproductions, Inc. on Form S-8 (File No. 33-69036) of our report dated June 27, 1997, appearing in this Annual Report on Form 10-KSB of Northwest Teleproductions, Inc. and subsidiaries for the year ended March 31, 1997.



                                             DELOITTE & TOUCHE LLP



Minneapolis, Minnesota
July 10, 1997